The total number of sequentially numbered pages in this manually signed original is 7. Exhibit Index is sequential page no. 4.


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        November 12, 1997
                                                     ---------------------



                               INTEGON CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                           001-10997                     13-3559471
--------------                ------------------------       -------------------
(State or Other               (Commission File Number)       (I.R.S. Employer
Jurisdiction of Incorporation)                               Identification No.)



                              500 West Fifth Street
                       Winston-Salem, North Carolina 27152
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                 (910) 770-2000
               ---------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
               ---------------------------------------------------
          (Former name or former address, if changed since last report.)





                                   Page 1 of 7
                           Exhibit Index is on Page 4

Item 5.  Other Events

     On November 12, 1997, Integon Corporation (the "Company") issued a press release announcing the Company's Offer to purchase for cash any and all of $150 million aggregate principal amount of 8% Senior Notes due 1999 and 9 1/2% Senior Notes due 2001 issued by Integon, and any and all of the $100 million aggregate principal amount of 10 3/4% Capital Securities issued by Integon Capital I. Concurrently, Integon is soliciting consents from holders to proposed amendments to the indentures pursuant to which the securities were issued. A copy of the press release is attached hereto as Exhibit 99.1.


Item 7. Exhibits

     (c)     Exhibits.

              Exhibit Number           Description

               99.1                     Press Release dated
                                        November 12 1997 issued
                                        by the Company.

                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          INTEGON CORPORATION



       November 12, 1997                   By:   /s/ Sheena E. Poe
       ----------------                    --------------------------
            Date                           Sheena E. Poe
                                           Vice President, General Counsel
                                           and Secretary

                                 EXHIBIT INDEX


Exhibit Number                Description                        Page No.
--------------                -----------                        --------

99.1                   Press Release dated November 12, 1997        5
                       issued by the Company

                                  Exhibit 99.1
                                  ------------


                     PRESS RELEASE DATED NOVEMBER 12, 1997
                             ISSUED BY THE COMPANY

Contact:   Ken Jakubowski
           Integon Corporation
           (910) 770-8458


                                                        For Immediate Release
                                                        ---------------------

INTEGON CORPORATION ANNOUNCES TENDER AND CONSENT

New York, New York, November 12, 1997 -- Integon Corporation today announced it is offering to purchase for cash any and all of $150 million aggregate principal amount of 8% Senior Notes due 1999 and 9 1/2% Senior Notes due 2001 issued by Integon, and any and all of the $100 million aggregate principal amount of 10 3/4% Capital Securities issued by Integon Capital I. Concurrently, Integon is soliciting consents from holders to proposed amendments to the indentures pursuant to which the securities were issued. The tender offers are made upon the terms and subject to the conditions set forth in the Offer to Purchase and Consent Solicitation Statements for each security being mailed to holders on or about November 12, 1997. Morgan Stanley Dean Witter is the exclusive dealer manager.

Under the terms of the tender offers, the total payment for each $1,000 principal amount of the two notes of Integon will be calculated separately, based on the yield on an applicable United States Treasury reference security, plus an applicable fixed spread plus accrued and unpaid interest. The purchase prices will be set two business days prior to the expiration of the tender offers.

Fixed Spread Tender Offers and Consent Solicitations
----------------------------------------------------
CUSIP No.  Amount       Security Description       Ref. Treasury    Fixed Spread
45810FAA9  $75,000,000  8% Notes due 8/15/99       5 7/8% due 8/99     0.10%
45810FAB7  $75,000,000  9 1/2% Notes due 10/15/01  6 1/4% due 10/01    0.15%

The total payment for each $1,000 principal amount of the Capital Securities will be $1,347.33, which includes accumulated distributions, up to, but excluding the settlement date.

Fixed Price Tender Offer and Consent Solicitation
-------------------------------------------------
CUSIP No.   Amount         Security Description                      Payment
45811BAC3   $100,000,000   10 3/4% Capital Securities due 2/15/27   $1,347.33

Each of the consent solicitations will expire at 5:00 P.M. New York City time, on Tuesday, November 25, 1997 unless extended ("Consent Date"). Each of the tender offers will expire at 12:00 Midnight, New York City time, on Wednesday, December 10, 1997, unless extended or earlier terminated by Integon. Payments will be made on the third NYSE trading day following the expiration of the tender offers.

The total payment received by each holder as indicated above includes an embedded consent payment equal to $20.00 in cash for each $1,000 in principal amount of the securities. Holders who participate in the tender offers after the consent date will not receive the consent payment. Holders participating in the tender offers will be required to give their consent to the proposed amendments, as a condition to a valid tender. Additionally, holders will be required to tender their securities in order to consent to the proposed amendments.

Closing of each of the tender offers is subject to certain conditions, including the valid tender of and consent from at least a majority in aggregate principal amount of each outstanding security.

Integon, through its wholly owned property and casualty insurance subsidiaries, specializes in the marketing and underwriting of nonstandard automobile insurance to individuals. To a lesser extent, Integon also writes specialty automobile insurance and, in North Carolina, preferred risk automobile insurance. Integon has been writing insurance for more than 25 years and currently markets its products in 31 states through approximately 12, 500 independent agencies located principally in the eastern United States.

This news release is neither an offer to purchase nor a solicitation of an offer to sell securities. The offers are only made by the offer documents. Questions concerning the terms of the tender offers or solicitations may be directed to Morgan Stanley Dean Witter, the Dealer Manager and Solicitation Agent, at (800) 624-1808. Questions concerning the procedures for tendering notes or requests for the offering documents or the applicable letter of transmittal may be directed to D.F. King & Co., Inc., the Information Agent, at (800) 290-6427. Bankers and brokers should call collect at (212) 269-5550. Questions concerning the procedures for tendering may also be directed to First Chicago Trust Company of New York, the Depositary, at (800) 438-0057.

                                     * * *

November 12, 1997
(0325)